F U N D P R O F I L E

Fidelity® Cash Reserves Fund

January 16, 2009

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling Fidelity at 1-800-544-8544 or visiting Fidelity's web site at www.fidelity.com.

On December 3, 2008, the Board of Trustees of Fidelity Cash Reserves Fund (the "Fund") approved extending the participation by the Fund in the U.S. Department of the Treasury's Temporary Program for Money Market Funds through April 30, 2009 (the "Program"). If the Fund's market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The amount of any payment will be based on the difference between the per share amount realized upon liquidation of the Fund and $1.00 per share. Participation by the Fund in the Program does not reflect a decision by the Fund to liquidate. Each shareholder of record's coverage is limited to the value of shares held as of record on September 19, 2008.

The Program extension requires each participating fund to pay the U.S. Department of Treasury a fee equal to 0.015% (1.5 basis points) based on the number of shares outstanding as of September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for a fund. This payment is in addition to the fee paid by each participating fund at the start of the Program in October 2008.

If the Secretary of the Treasury elects to extend the Program past April 30, 2009, the Fund will consider whether to continue to participate in the Program.

Call Fidelity with any questions regarding the Fund's participation in the Program. More information about the Program is available on the U.S. Department of Treasury's website at www.ustreas.gov.

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

1.797161.114 CAS-prof-0109

Investment Summary

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Additional information is available in the fund's annual and semi-annual reports to shareholders. You may obtain a free copy of the fund's annual or semi-annual report by calling 1-800-544-8544.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Cash Reserves
Calendar Years	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
	4.99%	6.19%	4.09%	1.62%	0.90%	1.06%	2.93%	4.75%	5.06%	2.89%


During the periods shown in the chart for Cash Reserves:

Returns

Quarter ended

Highest Quarter Return	1.58%	September 30, 2000
Lowest Quarter Return	0.19%	June 30, 2004

Average Annual Returns

For the periods ended December 31, 2008

Past 1 year

Past 5 years

Past 10 years

Cash Reserves	2.89%	3.33%	3.43%

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Wire Redemption Fee	$5.00

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

Annual operating expenses (paid from fund assets)

Management fee	0.23%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.20%
Total annual fund operating expenses	0.43%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 44
3 years	$ 138
5 years	$ 241
10 years	$ 542

Fund Management

Fidelity Management & Research Company (FMR) is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM) serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund. FIMM is an affiliate of FMR.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, London, EC4M 7DY, England, serves as a sub-adviser for the fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at 99 Queen's Road Central, Hong Kong, serves as a sub-adviser for the fund. FMR H.K. was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Ark Mori Building 12/F, 1-12-32 Akasaka Minato-ku, Tokyo 107-6012, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  FIL Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for the fund. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Buying Shares

The fund's shares are sold without a sales charge.

You may buy shares of the fund after reading this profile or you may request a prospectus to review before investing. If you buy shares after reviewing this profile, Fidelity will send you a prospectus with your confirmation.

The minimum initial purchase amount is $2,500 ($500 for Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts), the minimum subsequent purchase amount is $250, and the minimum balance amount is $2,000 ($500 for Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts).

If you buy through an investment professional or through a retirement account, certain account features and policies may differ.

The fund is designed to offer investors a liquid cash option and accommodates frequent trading. The fund reserves the right to impose restrictions on purchase or exchange transactions at any time.

Selling Shares

You may sell all or a portion of your shares on any business day by phone, by mail, by wire, or over the Internet through Fidelity's web site. You may also sell shares by exchange to another Fidelity fund. Both accounts must have the same registration, including name, address, and taxpayer identification number (TIN). A signature guarantee may be required in certain circumstances.

Distributions and Taxes

Distributions you receive from the fund consist primarily of dividends. The fund normally declares dividends daily and pays them monthly.

You may elect to have your dividends and/or capital gain distributions, if any, automatically reinvested in additional shares of the fund, paid in cash, or automatically invested in shares of another identically registered Fidelity fund. If you do not indicate a choice on your application, your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Summary of Available Services

Fidelity provides a number of services to its shareholders. Among them are:

  24 hour telephone assistance, 1-800-544-6666;
  TDD - Service for the Deaf and Hearing-Impaired (9:00 a.m. - 9:00 p.m. Eastern time), 1-800-544-0118;
  Fidelity's web site, www.fidelity.com;
  Fidelity Automated Service Telephone (FAST®), 1-800-544-5555;
  Walk-in Investor Centers nationwide;
  Exchange privileges among Fidelity funds;
  Regular investment and withdrawal plans; and
  Checkwriting.

New Account Information

Important Information About Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for your name, address, taxpayer identification number (TIN), and date of birth, as applicable, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as a driver's license.

Fidelity, Fidelity Investments & (Pyramid) Design, and FAST are registered trademarks of FMR LLC.